UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 30, 2013 (May 29, 2013)

Date of Report (Date of earliest event reported)

HARTE-HANKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7120	74-1677284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 McAllister Freeway, Suite 610

San Antonio, Texas 78216

(210) 829-9000

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

Harte-Hanks, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 29, 2013, at which stockholders voted on the items below as indicated.  On the record date for the Annual Meeting (April 1, 2013), 63,243,691 shares of common stock were outstanding and entitled to notice of and to vote at the Annual Meeting.

(1)                     Election of three Class II directors to serve until the Company’s 2016 Annual Meeting of Stockholders:

	Number of Shares	Number of Shares	Broker
Nominee	Voted For	Withheld	Non-Votes
Stephen E. Carley	51,775,194	299,634	5,334,727
William F. Farley	51,731,799	343,029	5,334,727
Larry D. Franklin	51,265,512	809,316	5,334,727

(2)                     Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2013:

Number of Shares	Number of Shares	Number of Shares
Voted For	Voted Against	Abstained
56,908,838	498,487	2,230

(3)                     Approval of the Harte-Hanks, Inc. 2013 Omnibus Incentive Plan:

Number of Shares	Number of Shares	Number of Shares
Voted For	Voted Against	Abstained
51,148,607	917,712	8,508

For more information on the foregoing proposals, see the Company’s proxy statement dated April 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harte-Hanks, Inc.

Dated:	May 30, 2013

By:	/s/ Robert L. R. Munden
Senior Vice President,
General Counsel & Secretary